SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2005

                                  LabOne, Inc.
                      ------------------------------------
                          (Exact name of registrant as
                            specified in its charter)

      Missouri                       0-16946                43-1039532
---------------------             -------------         -----------------
  (State or other            (Commission File Number)   (I.R.S. Employer
    jurisdiction                                        Identification No.)
 of incorporation)



                 10101 Renner Boulevard, Lenexa, Kansas 66219
                 --------------------------------------------
              (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:     913-888-1770
                                                    ----------------------

                               Not Applicable
              ---------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[X] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)) Pre-commencement communications pursuant to Rule 13e-4(c) ] under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01  Regulation FD Disclosure

      LabOne, Inc. (the "Company") and Quest Diagnostics Incorporated ("Quest") hosted a joint conference call with investors on August 8, 2005 to discuss the proposed acquisition of the Company by Quest pursuant to an Agreement and Plan of Merger, dated as of August 8, 2005, by and among the Company, Quest and a wholly-owned subsidiary of Quest. Pursuant to Regulation FD, this report is being filed for the purpose of furnishing to the Securities and Exchange Commission the Conference Call Transcript, a copy of which is attached hereto as
Exhibit 99.1.

      To hear a simulcast of the call over the Internet or a replay, registered analysts may access StreetEvents at: www.streetevents.com; and all others may access the Quest Diagnostics website at: www.Quest Diagnostics.com. In addition, a replay of the call will be available from 11 a.m. on August 8, 2005 through 11 p.m. on August 22, 2005 to investors in the U.S. by dialing 888-568-0443. Investors outside the U.S. may dial 402-530-7976. No password is required for either number.

Item 8.01  Other Events

In connection with the proposed transactions, the Company and Quest intend to file relevant materials with the Securities and Exchange Commission (SEC), including a proxy statement. Because those documents will contain important information, holders of the Company's common stock are urged to read them carefully, when they become available. When filed with the SEC, they will be available free of charge (along with any other documents and reports filed with the SEC by the Company and Quest) at the SEC's Web site, www.sec.gov, and the Company's shareholders will receive information at an appropriate time on how to obtain these documents and reports free of charge from the Company. Such documents are not currently available. The proxy statements and such other documents may also be obtained free of charge from the Company by directing such request to: Office of Investor Relations, LabOne, Inc., 10101 Renner Boulevard, Lenexa, Kansas 66219.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company's common stock in connection with the proposed transaction. Information about the Company's directors and executive officers and their ownership of the Company's common stock is set forth in the proxy statement for the Company's 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 19, 2005. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement when it becomes available.

Quest and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company's common stock in connection with the proposed transactions. Information about the directors and executive officers of Quest is set forth in the proxy statement for Quest's 2005 Annual Meeting of Shareholders, which was filed with the SEC on March 31, 2005. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement when it becomes available.


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

Item 9.01  Financial Statements and Exhibits

Number       Description
------       -----------

99.1         August 8, 2005 Conference Call Transcript









                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  LABONE, INC.



Date:  August 8, 2005          By: /s/ John W. McCarty
                                   ----------------------------------------
                                   John W. McCarty
                                   Executive Vice President and
                                   Chief Financial Officer





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